UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 18, 2008

GLOBAL CASINOS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

5455 Spine Road, Suite C, Boulder, Colorado   80301
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 527-2903

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 9.01:       EXHIBITS AND FINANCIAL STATEMENTS

(a)	Financial Statements

Filed herewith are the audited financial statements of Doc Holliday Casino, LLC., a Colorado limited liability company, as of December 31, 2007 and 2006.    Those financial statements include the following:

1. Report of Registered Independent Accountant
2. Balance Sheets as of December 31, 2007 and 2006
3. Income Statements for the years ended December 31, 2007 and 2006.
4. Statements of Cash Flows for the years ended December 31, 2007 and 2006; and,
5. Statements of Member’s Equity for the years ended December 31, 2007 and 2006.

(b)	Pro Forma Financial Information

We have prepared certain unaudited pro forma combined condensed financial information to assist readers in understanding the nature and effect of the acquisition of substantially all the assets and certain liabilities of the Doc Holliday Casino (“Doc Holliday”) on our financial statements.  The following unaudited pro forma condensed statements of operations for the year ended June 30, 2007 are presented as if the acquisition had occurred on July 1, 2006 and include the results of operations associated with Doc Holliday for that period.  The unaudited pro forma condensed statements of operations for the nine months ended March 31, 2008 are presented as if the acquisition had occurred on July 1, 2007.

The acquisition of Doc Holliday was completed on March 18, 2008, and we have previously reported the effects of the acquisition on our financial position as of March 31, 2008 in our Form 10-Q filed with the Securities Exchange Commission on May 16, 2008.

We have adjusted the historical consolidated financial information to give effect to pro forma events that are directly attributable to the acquisition and are factually supportable.  This information should be read in conjunction with:

*	the historical audited financial statements of Doc Holliday Casino, LLC, included under Item 9.01(a) of this Current Report on Form 8-K;

*	separate historical financial statements of the Company as of and for the years ended June 30, 2007 and 2006 included in our Annual Report on Form 10-KSB;

*	separate historical financial statements of the Company as of and for the nine month periods ended March 31, 2008 and 2007 included in our Quarterly Report on Form 10-Q; and

*	the accompanying notes to the unaudited pro forma combined condensed financial statements.

The unaudited pro forma condensed financial information is presented for informational purposes only.  The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the dates indicated.  In addition, the unaudited pro forma combined condensed financial information does not purport to be indicative of the future financial position or operating results of Global Casinos, Inc.

In connection with the acquisition, which was completed on March 18, 2008, we issued an aggregate of 550,000 shares of common stock, including 450,000 shares valued at $.75 per share.  An additional 100,000 shares of common stock was sold in a private placement for $.50 per share, the proceeds of which were also used as partial consideration to the seller.

Also in connection with the acquisition, in March 2008, the Company completed a private offering of 700,000 shares of Series D Preferred stock.  The preferred stock has a stated value of $1.00 per share, and its holders are entitled to receive dividends at the rate of 8% per year, declared quarterly and payable on the 15th day of April, July, October and January of each year.  The dividends are cumulative and may be paid in cash, or at the option of the holder in shares of the Company’s common stock valued at the market price on the dividend record date.  The preferred stock is redeemable at any time only at the option of the Company.  At the option of the holder, each preferred share is convertible to one share of the Company’s common stock.  The $700,000 proceeds from the private offering were also used as partial consideration to the seller of Doc Holliday.

In addition to the common stock and cash paid to the seller, two notes payable were issued to the seller.  The first note was a 0% interest note of $400,000, due in full on or before March 31, 2009, and was valued at $369,345 using a discount rate of 8%.  The second note in the amount of $155,670, is an 8% installment note requiring monthly principal and interest payments of $13,541, and matures on March 18, 2009.

	(c)	Exhibits

	Item	Title
	3.01	Articles of Organization of Doc Holliday Casino II, LLC
	3.02	Operating Agreement of Doc Holliday Casino II, LLC
	4.01	Certificate of Designations, Preferences, and Rights of Series D Convertible Preferred Stock of Global Casinos
*	10.01	Multi-Tenant Lease Agreement for 129-131 Main Street, Central City, CO
*	10.02	Addendum to Multi-Tenant Lease Agreement
*	10.03	Second Addendum to Multi-Tenant Lease Agreement
	10.04	Consent to Assignment of Lease to Global Casinos, Inc.
	10.05	Consent to Assignment of Lease to Doc Holliday Casino II, LLC.
	10.06	Assignment and Assumption of Lease by Doc Holliday Casino II, LLC
*	10.07	Agreement of Global Casinos, Inc., Casinos U.S.A., Inc. and Astraea Investment Management, Inc.
*	10.08	Assignment of Promissory Note
*	10.09	Assignment and Assumption of IGT Agreement
	10.10	Promissory Note in the original principal amount of $550,000.00
	10.11	Promissory Note in the original principal amount of $400,000.00
	10.12	Promissory Note in the original principal amount of $155,669.60
*	10.13	Second Amendment to Promissory Note
	99.1	Bill of Sale
	99.2	Noncompetition and Confidentiality Agreement
	99.3	Consultation Agreement

_______________________

*

Filed herewith.

INDEPENDENT AUDITOR’S REPORT

Board of Directors

Doc Holiday Casino LLC

We have audited the accompanying balance sheet of Doc Holiday Casino LLC., as of December 31, 2007 and December 31, 2006, and the related statements of operations, members' equity, and cash flows for the years ended December 31, 2007 and 2006.These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Doc Holiday Casino LLC. as of December 31, 2007 and December 31, 2006, and the results of its operations and cash flows for the years ended December 31, 2007 and 2006, in conformity with accounting principles generally accepted in the United States of America.

SCHUMACHER & ASSOCIATES, INC.

Denver, Colorado
May 28,2008

==========================================================================

DOC HOLLIDAY CASINO, LLC

AUDITED FINANCIAL STATEMENTS

DECEMBER 31, 2007 AND DECEMBER 31, 2006

==========================================================================

DOC HOLLIDAY CASINO, LLC
BALANCE SHEETS
DECEMBER 31, 2007 AND 2006

ASSETS	2007	2006
CURRENT ASSETS
CASH AND CASH EQUIVALENTS (NOTE 1)	$ 327,429	$ 704,492
ACCRUED GAMING INCOME (NOTE 1)	43,154	-
PREPAID RENT (NOTE 3)	98,215	83,371
PREPAID INSURANCE	-	11,056
OTHER CURRENT ASSETS (NOTE 1)	-	5,587

TOTAL CURRENT ASSETS	$ 468,798	$ 804,506

PROPERTY AND EQUIPMENT (NOTE 1)
EQUIPMENT	$1,547,403	$1,494,463
FURNITURE & FIXTURES	89,712	84,738
LEASEHOLD IMPROVEMENTS	19,740	19,740
VEHICLE	12,000	12,000

TOTAL PROPERTY AND EQUIPMENT	1,668,854	1,610,941
ACCUMULATED DEPRECIATION	(1,023,181)	(639,687)

NET PROPERTY AND EQUIPMENT	645,673	971,254

TOTAL ASSETS	$1,114,471	$1,775,760

LIABILITIES AND MEMBER'S EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE	$ 127,436	$ 186,860
ACCRUED EXPENSES	275,721	314,716
NOTES PAYABLE (NOTE 2)	134,889	315,197

TOTAL CURRENT LIABILITIES	538,046	816,773

COMMITMENTS AND CONTINGENCIES (NOTES 1, 2, 3, & 4)

MEMBER'S EQUITY	576,425	958,987

TOTAL LIABILITIES AND MEMBER'S EQUITY	$1,114,471	$1,775,760

See accompanying notes to these financial statements

DOC HOLLIDAY CASINO, LLC
INCOME STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

REVENUES:	2007	2006
CASINO (NOTE 1)	$ 3,389,206	$ 4,263,316
PROMOTIONAL ALLOWANCES (NOTE 1)	(295,024)	(427,489)
NET REVENUES	$ 3,094,182	$ 3,835,827

EXPENSES
DEPRECIATION (NOTE 1)	$ 285,149	$ 364,061
RENT (NOTE 3)	204,353	204,393
PAYROLL	934,111	1,205,284
IMPAIRMENT OF LONG-LIVED ASSETS (NOTE 1)	98,345	-
OTHER CASINO EXPENSES	1,558,165	1,842,655
TOTAL CASINO EXPENSES	$ 3,080,123	$ 3,616,393

INCOME FROM OPERATIONS	$ 14,059	$ 219,434

OTHER INCOME (EXPENSE)
INTEREST EXPENSE	(10,924)	(47,685)

NET INCOME	$ 3,135	$ 171,749

See accompanying notes to these financial statements

DOC HOLLIDAY CASINO, LLC
STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2007 AND 2006

CASH FLOWS FROM OPERATING ACTIVITIES:	2007	2006
NET INCOME	$ 3,135	$171,749
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED
BY OPERATING ACTIVITIES:
IMPAIRMENT OF LONG-LIVED ASSETS	98,345	-
DEPRECIATION	285,149	364,061
EXPENSES PAID BY MEMBER	25,000	-
CHANGES IN ASSETS AND LIABILITIES
ACCRUED GAMING INCOME	(43,154)	74,046
PREPAID RENT	(14,844)	(46,708)
PREPAID INSURANCE	11,056	1,460
OTHER CURRENT ASSETS	5,587	2,524
UTILITY DEPOSIT REFUND	-	5,900
ACCOUNTS PAYABLE	(59,424)	61,353
ACCRUED EXPENSES	$ (38,995)	$ 56,122
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	$ 271,855	$ 690,507

CASH FLOWS FROM INVESTING ACTIVITIES:
PURCHASES OF PROPERTY AND EQUIPMENT	$(57,912)	$(91,999)
NET CASH (USED) BY INVESTING ACTIVITIES	$(57,912)	$(91,999)

CASH FLOWS FROM FINANCING ACTIVITIES
PRINCIPAL PAYMENTS ON NOTES PAYABLE	(180,308)	(358,762)
CASH PROVIDED BY MEMBER	-	400,000
CASH DISTRIBUTED TO MEMBER	$(410,698)	$(425,000)
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	$(591,006)	$(383,762)

NET INCREASE (DECREASE) IN CASH	(377,063)	214,746
CASH AT BEGINNING OF PERIOD	$ 704,492	$ 489,746

CASH AT END OF PERIOD	$ 327,429	$ 704,492

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING
AND FINANCING ACTIVITIES:
DEBT INCURRED FOR PROPERTY & EQUIPMENT PURCHASES	-	$25,122
AUDIT FEE PAID BY MEMBER	$25,000	-

See accompanying notes to these financial statements

DOC HOLLIDAY CASINO, LLC
STATEMENTS OF MEMBER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

BALANCE DECEMBER 31, 2005	$ 812,239

MEMBER'S CONTRIBUTIONS	400,000

MEMBER'S DISTRIBUTIONS	(425,000)

NET INCOME	$ 171,749

BALANCE DECEMBER 31, 2006	$ 958,988

MEMBER'S CONTRIBUTIONS	25,000

MEMBER'S DISTRIBUTIONS	(410,698)

NET INCOME	$ 3,135

BALANCE DECEMBER 31, 2007	$ 576,425

See accompanying notes to these financial statements

NOTES TO FINANCIAL STATEMENTS

OF DOC HOLLIDAY CASINO, LLC

1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Doc Holliday Casino, LLC (Company) is presented to assist in understanding the Company’s financial statements.  The financial statements and notes are representations of the Company’s management who is responsible for their integrity and objectivity.  These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Organization

Doc Holliday Casino, LLC (the "Company or "Doc"), a Colorado single member limited liability company, operates a limited stakes gaming casino in Central City, Colorado.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Significant estimates included herein relate to the recoverability of assets, the value of long-lived assets and liabilities, the value of share based compensation transactions, the long-term viability of the business, the future impact of gaming regulations, and future obligations under various tax statutes.  Actual results may differ from estimates.

Risk Considerations

The Company operates in a highly regulated environment subject to the political process.

Our retail gaming license is subject to annual renewal by the Colorado Division of Gaming. Changes to existing statutes and regulations could have a negative effect on our operations. In addition, since the Company has its only facility in Central City, Colorado, the potential for severe financial impact can result from negative effects of economic conditions within the market or geographic area.  This concentration results in an associated risk and uncertainty.

Concentrations of Credit Risk

Financial instruments that potentially subject the company to concentrations of credit risk consist principally of cash and cash equivalents, and accounts receivables.  At December 31, 2007 and 2006, the Company had approximately $0 and $339,000 respectively of cash or cash equivalents in financial institutions in excess of amounts insured by agencies of the U.S. Government.

Fair Value of Financial Instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management.  The Company's financial instruments include cash, accrued gaming income, accounts payable, accrued expenses, other current liabilities and long-term debt.  Except for long-term debt, the carrying value of financial instruments approximated fair value due to their short maturities.

The carrying value of long-term debt approximated fair value because stated interest rates on these instruments are similar to quoted rates for instruments with similar risks.

Cash and Cash Equivalents

Cash consists of demand deposits and vault cash used in casino operations.  The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accrued Gaming Income

Gaming income represents the difference between the cash played by customers, and the cash paid out by the casino machines.  On a regular basis, the cash representing the casino’s revenue is pulled from the machines and deposited. However, this process does not always occur at the end of the last business day of the month. Accrued gaming income represents the amount of revenue (cash) in the machines that has not yet been pulled and deposited at the end of the reporting period.  Accrued gaming income at December 31, 2007 and 2006 was $43,154 and $0, respectively.

Other Current Assets

Other current assets consist of customer non sufficient funds checks that have been turned over for collection. As of December 31, 2007 and 2006 the Company estimates that  one hundred and eighty percent of NSF checks will be ultimately be written off respectively. The receivable and corresponding allowance as of December 31, 2007 was $28,620 and $28,620 respectively. As of December 31, 2006 the receivable and corresponding allowance was $27,935 and $22,348 respectively.

Property and Equipment

Property and equipment is carried at cost.  Depreciation is computed using the straight-line and two hundred percent declining balance methods over the estimated useful lives.  The leasehold improvements are depreciated over the life of the lease which is 12 years. Vehicles, equipment, devices, furniture and fixtures, and signs are depreciated over five to seven years. Depreciation expense for the years ended December 31, 2007 and 2006 was $285,149 and $364,061 respectively.

Impairment of Long-Lived Assets

In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the Company evaluates its long-lived assets for impairment when events or changes in circumstances indicate, in management's judgment, that the carrying value of such assets may not be recoverable.  Recoverability of assets to be held and used is measured by a comparison of the carrying value to future undiscounted cash flows expected to be generated by the asset.  If such assets are considered impaired, the impairment to be recognized is determined as the amount by which the carrying value exceeds the fair value of the assets.  Management analysis resulted in an impairment charge of $98,345 to the carrying value of its long-lived assets in 2007.

Revenue Recognition

In accordance with gaming industry practice, the Company recognizes casino revenues as the net win from gaming activities, which is the difference between gaming wins and losses.  Anticipated payouts resulting from our customer loyalty program (Time Rewards), in which registered customers are awarded cash based on the frequency and amounts of their gaming activities are included in promotional allowances.  In accordance with gaming industry practice and EITF 00-22, these promotional allowances are presented as a reduction of casino revenues.

Revenue Sharing

The Company currently has certain gaming machines in the casino that provide for revenue sharing with the manufacturer that owns them. The agreements provides for various formulas based upon the adjusted gross profit of a machine and can be returned to the manufacturer upon notice. Revenue sharing costs for years ended December 31, 2007 and 2006 was $145,072 and $409,767, respectively.

Income Taxes

The Company is not a taxpaying entity for federal income tax purposes, and thus no income tax expense has been recorded in the statements. Income of the Company is attributed to the member for taxation.

Comprehensive Income

SFAS No. 130, Reporting Comprehensive Income, established standards for reporting and display of comprehensive income, its components and accumulated balances.  For the years ended December 31, 2006 and 2005, there were no differences between reported net income and comprehensive income.

Derivative Instruments and Hedging Activities

SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, established requirements for disclosure of derivative instruments and hedging activities.  During the periods covered by the financial statements the Company did not have any derivative financial instruments and did not participate in hedging activities.

Segment Information

The Company currently operates in one business segment as determined in accordance with SFAS No. 131, Disclosure about Segments of an Enterprise and Related Information.  The determination of reportable segments is based on the way management organizes financial information for making operating decisions and assessing performance.  All operations are located in the United States of America.

Recent Pronouncements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 clarifies how to measure fair value as permitted under other accounting pronouncements, but does not require any new fair value measurements.  The Company is required to adopt SFAS No. 157 as of January 1, 2008. The adoption of SFAS No. 157 is not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities Including an Amendment of FASB Statement No. 115.” SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value, with unrealized gains and losses related to these financial instruments reported in earnings at each subsequent reporting date. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The adoption of SFAS No. 159 is not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

There were various other accounting standards and interpretations issued during 2007 and 2006, none of which are expected to have a material impact on the Company’s consolidated financial position, operations, or cash flows.

2.     NOTES PAYABLE AND LONG-TERM DEBT

Notes payable and long-term debt consisted of the following:

Installment note payable to equipment supplier, collateralized by gaming equipment, including interest at 12%, due in monthly installments of $22,453, maturing in 2007.	2007 $ -	2006 $ 113,288

Installment note payable to equipment supplier, collateralized by gaming equipment, including interest at 8%, due in monthly installments of $10,000, maturing December 2007. The terms were renegotiated in 2008.

	$ 128,050	$ 158,113

Installment note payable to equipment supplier, collateralized by gaming equipment, including interest at 8%, due in monthly installments of $1,950. Maturing December 2007. Balance paid in full February 2008.

	$ 6,839	$ 17,445
Installment note payable to equipment supplier, collateralized by gaming equipment, d uein monthly installments of $5,270 with no interest, maturing in 2007.	$ -	$ 26,351
Total Notes payable	$ 134,889	$ 315,197
Less current portion	$ (134,889)	$ (315,197)

Long-term debt, net	$ -	$ -

3.     COMMITMENTS AND CONTINGENCIES

Leases

The Company currently leases approximately 4,000 square feet of space used for its gaming establishment for $17,029 per month under a 5 year operating lease. The Company recently exercised its option to extend the lease for another 7 years expiring July 31, 2015. The lease increases to $25,362 per month beginning August 1, 2008. The total available square footage is approximately 12,200 and the lease requires the Company to pay for all building expenses of the building until the landlord finds future tenants to occupy the remaining space. When the building is fully leased, the Company’s proportionate share will be equal to 32% of the total building. The lease also provides for a credit available to the Company if the building operating expenses increase by more than 3% over a base year calculation. At December 31, 2007 and 2006 the credits reflected as prepaid rent in the balance sheet were $98,215 and $83,371 respectively. Future minimum rent payments are as follows:

  2008                           $246,013

  2009                           $304,348

  2010                           $304,348

  2011                           $ 304.348

  2012 and thereafter  $1,090,578

  Total                        $2,2,49,635

4.     SUBSEQUENT EVENTS

SALE OF ASSETS

Effective March 18, 2008, the Company has sold substantially all of the tangible and intangible assets used in connection with the operation of the casino under a definitive Asset Purchase and Sale Agreement with Global Casino Inc., a Utah corporation that develops and operates gaming casinos. The Company has ceased as an operating entity and will dissolve its business charter with the state of Colorado.

CUSTOMER LOYALTY PROGRAM

The Company has discontinued its customer loyalty program (Times Rewards) effective January 2007. All rewards have been redeemed as of December 31, 2007. As of December 31, 2007 and 2006 the Company has accrued redemptions in the amount of $0 and $49,265, respectively.

MATURITY OF EQUIPMENT LOANS

As stated in Note 2, the Company’s equipment debt matures as of December 31, 2007. The buyer of the Company’s assets has renegotiated with the vendor to extend the term of one loan that matured in December 2007 that remained unpaid. At December 31, 2007 the outstanding balance of the loan was $128,050.

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GLOBAL CASINOS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
for the nine months ended March 31, 2008 (unaudited)

GLOBAL CASINOS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
for the year ended June 30, 2007(unaudited)

Unaudited Pro Forma Combined Condensed Information of
Global Casinos, Inc.

          We have prepared certain unaudited pro forma combined condensed financial information to assist readers in understanding the nature and effect of the acquisition of substantially all the assets and certain liabilities of the Doc Holliday Casino (“Doc Holliday”) on our financial statements.  The following unaudited pro forma condensed statements of operations for the year ended June 30, 2007 are presented as if the acquisition had occurred on July 1, 2006 and include the results of operations associated with Doc Holliday for that period.  The unaudited pro forma condensed statements of operations for the nine months ended March 31, 2008 are presented as if the acquisition had occurred on July 1, 2007.

          The acquisition of Doc Holliday was completed on March 18, 2008, and we have previously reported the effects of the acquisition on our financial position as of March 31, 2008 in our Form 10-Q filed with the Securities Exchange Commission on May 16, 2008.

          We have adjusted the historical consolidated financial information to give effect to pro forma events that are directly attributable to the acquisition and are factually supportable.  This information should be read in conjunction with:

*	the historical audited financial statements of Doc Holliday Casino, LLC, included under Item 9.01(a) of this Current Report on Form 8-K;

*	separate historical financial statements of the Company as of and for the years ended June 30, 2007 and 2006 included in our Annual Report on Form 10-KSB;

*	separate historical financial statements of the Company as of and for the nine month periods ended March 31, 2008 and 2007 included in our Quarterly Report on Form 10-Q; and

*	the accompanying notes to the unaudited pro forma combined condensed financial statements.

          The unaudited pro forma condensed financial information is presented for informational purposes only.  The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the dates indicated.  In addition, the unaudited pro forma combined condensed financial information does not purport to be indicative of the future financial position or operating results of Global Casinos, Inc.

          In connection with the acquisition, which was completed on March 18, 2008, we issued an aggregate of 550,000 shares of common stock, including 450,000 shares valued at $.75 per share.  An additional 100,000 shares of common stock was sold in a private placement for $.50 per share, the proceeds of which were also used as partial consideration to the seller.

         Also in connection with the acquisition, in March 2008, the Company completed a private offering of 700,000 shares of Series D Preferred stock.  The preferred stock has a stated value of $1.00 per share, and its holders are entitled to receive dividends at the rate of 8% per year, declared quarterly and payable on the 15th day of April, July, October and January of each year.  The dividends are cumulative and may be paid in cash, or at the option of the holder in shares of the Company’s common stock valued at the market price on the dividend record date.  The preferred stock is redeemable at any time only at the option of the Company.  At the option of the holder, each preferred share is convertible to one share of the Company’s common stock.  The $700,000 proceeds from the private offering were also used as partial consideration to the seller of Doc Holliday.

          In addition to the common stock and cash paid to the seller, two notes payable were issued to the seller.  The first note was a 0% interest note of $400,000, due in full on or before March 31, 2009, and was valued at $369,345 using a discount rate of 8%.  The second note in the amount of $155,670, is an 8% installment note requiring monthly principal and interest payments of $13,541, and matures on March 18, 2009.

GLOBAL CASINOS, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
for the nine months ended March 31, 2008 (Unaudited)
	Global Casinos, Inc.	Doc Holliday Casino	Adjustments			Pro Forma Consolidated Statement of Operations
			Debit		Credit
Revenues:
Casino	$ 2,829,589	$ 2,145,615				$ 4,975,204
Promotional allowances	(115,241)	(210,063)				(325,304)
Net Revenues	2,714,348	1,935,552				4,649,900
Expenses:
Casino operations	2,445,784	1,925,616		(b)	54,023	4,317,377
Operating, general, and administrative	124,937	-				124,937
	2,570,721	1,925,616				4,442,314

Income from operations	143,627	9,936				207,586
Other income (expense):
Interest	(61,581)	(6,165)	26,979	(c)		(94,725)
Equity in earnings of Global Gaming Technologies	(7,126)	-				(7,126)

Income before provision for income taxes	74,920	3,771				105,735
Provision for income taxes	-	-
Net income	74,920	3,771				105,735

Series D Preferred dividends	(3,700)	-	38,300	(a)		(42,000)
Net income attributable to common shareholders	$ 71,220	$ 3,771				$ 63,735
Earnings (loss) per common share:
Basic						$ 0.01
Diluted						$ 0.01
Weighted average shares outstanding:
Basic						5,752,907
Diluted						5,840,086

See accompanying Notes to these financial statements

GLOBAL CASINOS, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS for the year ended June 30, 2007 (Unaudited)
	Global Casinos, Inc.	Doc Holliday Casino	Adjustments			Pro Forma Consolidated Statement of Operations
			Debit		Credit
Revenues:
Casino	$ 3,738,142	$ 3,756,498				$ 7,494,640
Promotional allowances	(160,020)	(382,429)				(542,449)
Net Revenues	3,578,122	3,374,069				6,952,191

Expenses:
Casino operations	3,071,360	3,329,413		(b)	168,675	6,232,098
Operating, general, and administrative	261,297	-				261,297
	3,332,657	3,329,413				6,493,395

Income from operations	245,465	44,656				458,796

Other income (expense):
Interest	(93,800)	(44,662)	22,821	(c)		(161,283)
Equity in earnings of Global Gaming Technologies	(30,465)	-				(30,465)
Loss on asset disposals	(2,123)	-				(2,123)

Income before provision for income taxes	119,077	(6)				264,925
Provision for income taxes	-	-

Net income	119,077	(6)				264,925

Series D Preferred dividends	-	-	56,000	(a)		(56,000)
Net income attributible to common shareholders	$ 119,077	$ (6)				$ 208,925

Earnings (loss) per common share:
Basic						$ 0.04
Diluted						$ 0.04

Weighted average shares outstanding:
Basic						5,720,715
Diluted						5,835,713

See accompanying Notes to these financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION OF GLOBAL CASINOS INC.

Note 1.     Acquisition of Business

On March 18, 2008 we completed our acquisition of substantially all the assets and certain liabilities of the Doc Holliday Casino (“Casino”).  The Casino is a limited stakes gaming establishment located in Central City, Colorado and is generally considered to be in the same market and gaming environment as our other operating entity, the Bull Durham Saloon and Casino.

The purchase was accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations.  Under the purchase method of accounting, the total purchase price, including transaction costs, is allocated to the assets and liabilities acquired based on their fair values at the completion of the transaction.  The aggregate purchase price was $2,900,471, including $1,665,376 in cash, 450,000 shares of the Company’s common stock valued at $.75 per share totaling $337,500, and a business personal property appraisal expense of $7,000, as well as $365,580 of liabilities assumed, and new short-term debt of $525,015.  The value of the common stock was determined by the average of the closing prices of the Company’s common stock for the day prior through the day after the closing of the acquisition.  In addition, two notes payable were issued to the seller.  The first note was a 0% interest note of $400,000, due in full on or before March 31, 2009, and was valued at $369,345 using a discount rate of 8%.  The second note in the amount of $155,670, is an 8% installment note requiring monthly principal and interest payments of $13,541, and matures on March 18, 2009.

In the unaudited pro forma condensed consolidated statements of operations, we have made adjustments to reflect the results of operations of Global Casinos, Inc. as if the acquisition was completed at the beginning of each period presented.  All earnings per share data has been adjusted to reflect the effect of the Series D Preferred stock dividends, and the common stock issued resulting from the acquisition as if these equity securities were issued at the beginning of each period presented.

Note 2.     Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended June 30, 2007, and the Nine Months Ended March 31, 2008

a.

Adjustment to reflect the effect of quarterly dividends earned on the Series D Preferred stock.  Dividends are earned at the rate of 8% per year on the total outstanding balance of $700,000.  The proceeds from the sale of the Series D Preferred stock were used as partial consideration paid to the seller.

b.

Adjustment to reflect the current depreciation of fixed assets acquired and to eliminate the historical pre-acquisition depreciation charged by the Casino.  Substantially all the fixed assets including gaming equipment and furniture and fixtures were acquired.  The total value assigned to these acquired assets was $635,970 and are being depreciated over periods ranging from one to seven years.

c.

Adjustment to reflect interest on new debt issued to the seller as partial consideration for the acquisition.  In addition, adjustments were made to eliminate the historical interest, and reflect adjusted interest on several vendor financing notes assuming such notes would have been re-negotiated under the essentially the same terms as the vendor financing note assumed in the acquisition.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Casinos, Inc (Registrant)

Dated: May 29, 2008	/s/ Clifford L. Neuman_______________ Clifford L. Neuman, President